UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 12, 2012, CenturyLink, Inc. (“CenturyLink”) completed its previously-announced public sale of $2.05 billion aggregate principal amount of its unsecured senior notes, consisting of (i) $1,400,000,000 aggregate principal amount of 5.80% Senior Notes, Series T, due 2022 (the “Series T Notes”) and (ii) $650,000,000 aggregate principal amount of 7.65% Senior Notes, Series U, due 2042 (the “Series U Notes” and, together with the Series T Notes, the “Senior Notes”).

The public offering prices of the Series T Notes and Series U Notes were 99.842% and 99.905% of their respective principal amounts. After deducting underwriting discounts and CenturyLink’s estimated expenses, CenturyLink expects to receive net proceeds from the sale of the Senior Notes of approximately $2.03 billion. CenturyLink intends to use these net proceeds, together with available cash or additional borrowings under its credit facility, to provide the total amount of funds necessary to enable its wholly-owned subsidiary, Embarq Corporation, to repurchase two series of its debt securities for an aggregate purchase price of up to $2,050,000,000 pursuant to a pending tender offer announced on March 5, 2012 (the “Tender Offer”).

The Senior Notes were sold pursuant to an underwriting agreement dated March 5, 2012 between CenturyLink and the underwriters named therein (the “Underwriting Agreement”) and a related price determination agreement dated March 5, 2012 among the same parties (the “Price Determination Agreement”). The Senior Notes have been registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-179888), filed with the Securities and Exchange Commission on March 2, 2012, as supplemented by a prospectus supplement dated March 5, 2012 (together, the “Registration Statement”).

The Senior Notes were issued pursuant to an indenture dated as of March 31, 1994 between CenturyLink and Regions Bank (successor to Regions Bank of Louisiana and First American Bank & Trust of Louisiana), as trustee (the “Trustee”), as heretofore supplemented through the Seventh Supplemental Indenture, dated as of March 12, 2012, between CenturyLink and the Trustee (the “Supplemental Indenture”). CenturyLink will pay interest on each series of the Senior Notes semi-annually in arrears on March 15 and September 15 of each year, beginning September 15, 2012. CenturyLink may redeem each series of the Senior Notes, in whole or in part, at any time, at its option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis at the then current Treasury Rate (as defined in the Supplemental Indenture) applicable to each series of Senior Notes plus 50 basis points. The Senior Notes are CenturyLink’s senior unsecured obligations and will rank senior to any of its future subordinated debt and rank equally in right of payment with all of its existing and future unsecured and unsubordinated debt.

The above descriptions are qualified in their entirety by reference to the Underwriting Agreement, the Price Determination Agreement, the Supplemental Indenture and forms of the

Senior Notes, copies of which are filed as exhibits hereto and incorporated herein by reference. Each of these exhibits (as well as the opinion of counsel also filed as an exhibit hereto), is incorporated by reference into the Registration Statement.

Forward-Looking Statements

This report includes certain forward-looking statements that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. Actual events and results may differ materially from those anticipated if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to the possibility that Embarq Corporation’s existing noteholders will not be receptive to the Tender Offer; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of Embarq Corporation to consummate the Tender Offer on the terms described above or at all; corporate developments that could preclude, impair or delay the Tender Offer due to restrictions under the federal securities laws; changes in the terms or availability of CenturyLink’s credit facilities; changes in CenturyLink’s credit ratings; changes in CenturyLink’s cash requirements or financial position; CenturyLink’s continued access to credit markets on favorable terms; and other risks referenced from time to time in CenturyLink’s filings with the Securities and Exchange Commission. There can be no assurances that the above-described transactions will be consummated on the terms described above or at all. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink to identify all such factors, nor can CenturyLink predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. CenturyLink undertakes no obligation to update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Secretary

Dated: March 12, 2012

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 5, 2012, between CenturyLink, Inc. and the underwriters named therein.

1.2	Price Determination Agreement, dated March 5, 2012, between CenturyLink, Inc. and the underwriters named therein.

4.1	Seventh Supplemental Indenture, dated as of March 12, 2012, between CenturyLink, Inc. and Regions Bank, as Trustee.

4.2	Form of 5.80% Senior Note, Series T, due 2022 (included in Exhibit 4.1).

4.3	Form of 7.65% Senior Note, Series U, due 2042 (included in Exhibit 4.1).

5.1	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. relating to the sale of the Senior Notes.

23.1	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.1).

99.1	Press release dated March 5, 2012 announcing an amendment to the terms of the Tender Offer (which was previously announced pursuant to a press release dated March 5, 2012, filed as Exhibit 99.1 to CenturyLink’s Current Report on Form 8-K filed March 5, 2012).

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